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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 April 2, 1998
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               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
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            (Exact name of registrant as specified in its charter)



           Maryland                       000-23089             95-4648345
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  State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
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            (Address of principal executive offices)    (Zip Code)



                                (310) 231-1280
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                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On April 2, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting its investments for the calendar quarter ended March 31, 1998 and its entry into a $500 million warehouse line of credit. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated April 2, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


       By:   /s/  MARK S. KARLAN
             -----------------------------------------------------
             Mark S. Karlan, President and Chief Executive Officer





Dated:  April 2, 1998
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                                 EXHIBIT INDEX



 EXHIBIT
   No.                                DESCRIPTION
   ---                           --------------------
  99.1             Press release of the Registrant dated April 2, 1998